[logo] M F S(R)                                             ANNUAL REPORT
INVESTMENT MANAGEMENT                                       DECEMBER 31, 2001

[graphic omitted]

                A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

                MFS(R) TOTAL
                RETURN SERIES

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
     NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

MFS(R) TOTAL RETURN SERIES
A Series of MFS(R) Variable Insurance Trust(SM)

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

                      NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS(1)
TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee, Chairman and              LAWRENCE T. PERERA (born 06/23/35) Trustee
President Massachusetts Financial Services Company,                   Hemenway & Barnes (attorneys), Partner
Chairman and Chief Executive Officer
                                                                      WILLIAM J. POORVU (born 04/10/35) Trustee Harvard
JOHN W. BALLEN* (born 09/12/59) Trustee Massachusetts                 University Graduate School of Business Administration,
Financial Services Company, President and Director                    Adjunct Professor; CBL & Associates Properties, Inc. (real estate investment trust), Director; The Baupost Fund (a
KEVIN J. PARKE* (born 12/14/59) Trustee Massachusetts                 mutual fund), Vice Chairman and Trustee
Financial Services Company, Chief Investment Officer,
Executive Vice President and Director                                 J. DALE SHERRATT (born 09/23/38) Trustee Insight Resources,
                                                                      Inc. (acquisition planning specialists), President;
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee Brigham and            Wellfleet Investments (investor in health care companies),
Women's Hospital, Chief of Cardiac Surgery; Harvard Medical           Managing General Partner (since 1993); Paragon Trade
School, Professor of Surgery                                          Brands, Inc. (disposable consumer products), Director;
                                                                      Cambridge Nutraceuticals (professional nutritional
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27) Trustee            products), Chief Executive Officer (until May 2001)
Edmund Gibbons Limited (diversified holding company), Chief
Executive Officer; Colonial Insurance Company Ltd.,                   ELAINE R. SMITH (born 04/25/46) Trustee Independent health
Director and Chairman; Bank of Butterfield, Chairman (until           care industry consultant
1997)
                                                                      WARD SMITH (born 09/13/30) Trustee Private investor;
WILLIAM R. GUTOW (born 09/27/41) Trustee Private investor             Sundstrand Corporation (manufacturer of highly engineered
and real estate consultant; Capitol Entertainment                     products for industrial and aerospace applications),
Management Company (video franchise), Vice Chairman                   Director (until June 1999)

J. ATWOOD IVES (born 05/01/36) Trustee Private investor;
KeySpan Corporation (energy related services), Director;
Eastern Enterprises (diversified services company),
Chairman, Trustee and Chief Executive Officer (until
November 2000)

ABBY M. O'NEILL (born 04/27/28) Trustee Private investor;
Rockefeller Financial Services, Inc. (investment advisers),
Chairman and Chief Executive Officer


OFFICERS

JEFFREY L. SHAMES (born 06/02/55) Trustee, Chairman and               STEPHEN E. CAVAN (born 11/06/53) Secretary and Clerk
President Massachusetts Financial Services Company,                   Massachusetts Financial Services Company, Senior Vice
Chairman and Chief Executive Officer                                  President, General Counsel and Secretary

JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant Secretary           ROBERT R. FLAHERTY (born 09/18/63) Assistant Treasurer
and Assistant Clerk Massachusetts Financial services                  Massachusetts Financial Services Company, Vice President
Company, Senior Vice President and Associate General                  (since August 2000); UAM Fund Services, Senior Vice
Counsel                                                               President (prior to August 2000)

MARK E. BRADLEY (born 11/23/59) Assistant Treasurer                   ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Massachusetts Financial Services Company, Vice President              Massachusetts Financial Services Company, Vice President
(since March 1997)                                                    (since September 1996)

                                                                      JAMES O. YOST (born 06/12/60) Assistant Treasurer
                                                                      Massachusetts Financial Services
                                                                      Company, Senior Vice President

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Gibbons, Ives, Perera, Poorvu, Sherratt and Smith, and Mses. O'Neill and Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the series. The address of MFS is 500 Boylston Street,
    Boston, Massachusetts 02116.

INVESTMENT ADVISER                                                    INVESTOR SERVICE
Massachusetts Financial Services Company                              MFS Service Center, Inc.
500 Boylston Street                                                   P.O. Box 2281
Boston, MA 02116-3741                                                 Boston, MA 02107-9906

DISTRIBUTOR                                                           For general information, call toll free:
MFS Fund Distributors, Inc.                                           1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                                   8 p.m. Eastern time.
Boston, MA 02116-3741
                                                                      For service to speech- or hearing- impaired
PORTFOLIO MANAGERS                                                    individuals, call toll free: 1-800-637-6576 any
David M. Calabro*                                                     business day from 9 a.m. to 5 p.m. Eastern time.
Lisa B. Nurme*                                                        (To use this service, your phone must be equipped
Constantinos G. Mokas*                                                with a Telecommunications Device for the Deaf).
Kenneth J. Enright*
David S. Kennedy*                                                     For share prices, account balances, exchanges or
                                                                      stock and bond outlooks, call toll free:
CUSTODIAN                                                             1-800-MFS-TALK (1-800-637-8255) anytime from a
State Street Bank and Trust Company                                   touch- tone telephone.

AUDITORS                                                              WORLD WIDE WEB
Deloitte & Touche LLP                                                 www.mfs.com

INVESTOR INFORMATION
For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).

* MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Shareholders,
The past year was one that none of us will soon forget -- either on a personal level or as investors. Looking back, it seems we rode an emotional roller coaster that took us from bad, to worse, to the unimaginable tragedy of September 11, and then finished on a strong note of hope. In the end, I think we witnessed the triumph of optimism, perseverance, and the free market economic system.

A CHALLENGING ECONOMIC ENVIRONMENT
As 2001 began, we were expecting a difficult market. Since the spring of the previous year, a combination of economic factors had battered economies around the globe: high energy prices, high stock valuations, and unrealistically high investor expectations. Although consumer spending remained surprisingly strong, weakening corporate demand for products and services was exposing the excess of supply built up in the exuberance of the late 1990s. We were in a global recession that was slowly worsening when the terrorist attacks of September 11 shocked the market into a steep plunge.

In the days immediately following the attacks, there were many predictions of dire market consequences and a downward spiral by global economies. In our view, the attacks did accelerate the downturn we were already experiencing and probably pushed out a recovery by several months. But they also stimulated more-aggressive action to get that recovery going. Governments and central banks around the world responded by easing interest rates and by working harder to stimulate their economies.

In the United States, the Federal Reserve Board (the Fed) lowered rates four times between September 11 and the end of the year. The U.S. Congress passed a $15 billion airline bailout plan and then approved an additional $40 billion in emergency spending. The market responded with a rally that put most major stock indices higher on December 31 than they had been the day before the attacks. As I write this letter four months after the terrorist attacks, it seems that one thing the events of September 11 did was to reaffirm the strength and amazing resiliency of free markets around the globe.

REASONS FOR OPTIMISM
I think the term that best describes our outlook for 2002 might be "cautiously optimistic" -- an expression that has been overused in recent years but seems particularly appropriate now.

Reasons for caution abound. Companies have been cutting back on spending and laying off employees. New jobs have been harder to come by. Many industries have continued to be burdened by weak demand that has yet to catch up with an excess of supply. We would submit, however, that these factors -- while painful for employees and investors in the short term -- are healthy for the economy in the long term. Good companies respond to tough times by becoming leaner and more efficient, and that, in our view, sets the stage for the next economic upturn.

We're optimistic about 2002 because we believe the market has already hit a bottom and that the worst depths of the recession may be behind us. Compared to a year ago, interest rates, energy prices, stock valuations, and investor expectations have all come down. It appears to us that government attempts to stimulate world economies are beginning to work. We expect to see the beginnings of economic recovery this year, although we think that recovery will be moderate and not dramatic. We still have some tough work ahead, but we believe the worst is over.

INVESTING IN UNCERTAIN TIMES
The past two difficult years and the events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time.

In the current environment, we think that our investment approach is more valid than ever. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post-attack downturn made some stocks even more attractive, in our view.

As we begin a new year, we see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    January 15, 2002

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the 12 months ended December 31, 2001, the series' Initial Class shares provided a total return of 0.25%, and Service Class shares returned 0.02%, including the reinvestment of any dividends and capital gains distributions. This performance compares to returns over the same period of -11.88% and 8.50%, respectively, for the series' benchmarks, the Standard & Poor's 500 Stock Index (the S&P 500) and the Lehman Brothers Government/Credit Index (the Lehman Index). The S&P 500 is a commonly used measure of the broad stock market. The Lehman Index is an unmanaged index consisting of U.S. Treasuries that have remaining maturities of more than one year, U.S. government agency securities, and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

A year marked by recession, a California energy crisis, and falling stock prices was overshadowed by the tragic events of September 11. From that point, an economy already mired in recession had to come to grips with additional political and economic uncertainties. The Federal Reserve Board continued to cut interest rates in an effort to buoy growth and attempt to short-circuit the recession. While we remained aware of such big-picture macroeconomic issues, we didn't make any dramatic changes to our stockpicking approach. However, we did take advantage of share-price declines at the end of the third quarter to add investments in technology and other cyclical areas, because we think their fundamental outlooks should improve with any signs of an economic turnaround. These additions included companies in such industries as paper and chemicals, which appeared to be bottoming. In our view, these stocks were selling at very attractive valuations and offered appealing dividend yields.

Our MFS Original Research(R) approach focused on bottom-up stock selection. Our identification of companies offering solid fundamentals selling at attractive valuations led us to discover significant opportunities in energy and insurance, two sectors that have suffered during the period due to the slowdown in economic activity. Energy stocks -- particularly those companies with any business in natural gas -- have enjoyed a positive secular story due to growing demand coupled with constrained supply. However, a very warm November and the economic downturn reduced demand, and subsequent lower prices hurt stock performance. In our view, however, the long-term story has appeared to remain positive. In insurance -- particularly the property and casualty insurers on which we're focusing -- to us the key has been pricing. These companies experienced significant short-term difficulties resulting from the sharp rise in claims in the wake of the September 11 tragedies. However, we think many of these companies should be able to raise prices aggressively and grow earnings strongly over the next few years.

Looking to the bonds we select for the portfolio, we continued to pursue a value-oriented strategy. During the past several years we've evolved a more conservative approach with the bond holdings, reducing our stake in lower-rated, high-yield bonds and increasing investments in higher-grade corporate debt. Our main objective is to create a well-diversified mix of investment-grade corporate bonds, mortgage-backed securities, and U.S. Treasuries. In the latter part of 2001, our focus remained on higher-quality corporate securities because we believed they offered more attractive values and yields than alternatives in the other bond sectors. It's also important to note that the yield on the portfolio's investments in short-term money-market securities has gone down over the course of the year. Earlier in 2001, these investments offered very attractive yields, however, with the Fed embarking on a course of steady reductions in short-term interest rates, yields on money-market securities declined significantly.

Our bond portfolio boosted performance significantly in 2001, as we found that investors turned away from stocks and toward bonds for more stability and safety. The same rationale drove the strong performance of most defensive stocks offering strong balance sheets and reliable cash flows. PepsiCo provided stable earnings growth and the positive effects of its purchase of Quaker Oats helped performance. Abbott Laboratories overcame some product problems to post a recovery in its share price. Personal products manufacturer Gillette also attracted investors looking for stable earnings growth, on the heels of new management's successful turnaround. On the down side, our holdings in electric utilities stocks were disappointing. Historically seen as a safe haven, electric utilities suffered from the instability created by deregulation in the industry. Our holdings in electric stocks such as Exelon and FPL Group stumbled as a result.

In our view, the environment remains very difficult for many companies going forward, due to poor sales, earnings, and revenue visibility. Unemployment has been on the rise and most companies remain very cautious about spending on capital upgrades. In this environment, we intend to pursue a consistent, cautious, prudent approach to security selection.

    Respectfully,

/s/ David M. Calabro

    David M. Calabro
    Lead Portfolio Manager
    on behalf of the MFS Total Return Team

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGERS' PROFILES

David M. Calabro, Senior Vice President; Kenneth J. Enright, Senior Vice President; David S. Kennedy, Senior Vice President; Constantinos Mokas, Senior Vice President; and Lisa B. Nurme, Senior Vice President, are the series' portfolio managers. Mr. Calabro is the lead manager of the portfolio management team and a manager of the common stock portion of the series' portfolio. Mr. Calabro has been employed by MFS since 1992. Mr. Enright, a manager of the common stock portion of the series' portfolio, has been employed by MFS since 1986. Mr. Kennedy, the manager of the series' fixed- income securities, has been employed by MFS since 2000. Mr. Mokas, the manager of the series' convertible securities, has been employed by MFS since 1990. Ms. Nurme, a manager of the common stock portion of the series' portfolio, has been employed by MFS since 1987.

All portfolio managers at MFS Investment Management are supported by an investment staff of over 160 professionals utilizing MFS Original Research, a company-oriented, bottom-up process of selecting securities.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

SERIES FACTS

Objective: Seeks primarily to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.

Commencement of investment operations: January 3, 1995

Class inception: Initial Class      January 3, 1995
                 Service Class      May 1, 2000

Size: $725.2 million net assets as of December 31, 2001

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the series in comparison to its benchmarks. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. It is not possible to invest directly in an index. (See Notes to Performance Summary.)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the series' investment operations, January 3, 1995, through December 31, 2001. Index information is from January 1, 1995.)

             MFS Total Return       Standard &        Lehman Brothers
                   Series           Poor's 500       Government Credit
              - Initial Class      Stock Index          Bond Index
----------------------------------------------------------------------
1/95              $10,000            $10,000             $10,000
12/96              14,564             16,909              12,270
12/98              19,845             28,992              14,744
12/99              20,457             35,092              14,427
12/00              23,734             31,900              16,137
12/01              23,792             28,111              17,509

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2001

INITIAL CLASS
                                      1 Year    3 Years     5 Years       Life*
-------------------------------------------------------------------------------
Cumulative Total Return              + 0.25%    +19.89%     +63.36%    +137.92%
-------------------------------------------------------------------------------
Average Annual Total Return          + 0.25%    + 6.23%     +10.31%    + 13.20%
-------------------------------------------------------------------------------

SERVICE CLASS
                                      1 Year    3 Years     5 Years       Life*
-------------------------------------------------------------------------------
Cumulative Total Return              + 0.02%    +19.44%     +62.75%    +137.03%
-------------------------------------------------------------------------------
Average Annual Total Return          + 0.02%    + 6.10%     +10.23%    + 13.14%
-------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                      1 Year    3 Years     5 years       Life*
-------------------------------------------------------------------------------
Standard & Poor's 500 Stock Index#   -11.88%    - 1.02%     +10.70%    + 15.91%
-------------------------------------------------------------------------------
Lehman Brothers Government
  Credit Index#                      + 8.50%    + 5.90%     + 7.37%    +  8.33%
-------------------------------------------------------------------------------
  * For the period from the commencement of the series' investment operations, January 3, 1995, through December 31, 2001. Index information is from January 1, 1995.
(+) Average annual rates of return.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.20% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts. Periods less than a year are actual not annualized.

RISK CONSIDERATIONS

Investments in foreign securities may be unfavorably affected by interest-rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities.

These risks may increase unit price volatility. Please see the prospectus for details.

RESULTS OF SHAREHOLDER MEETING (Unaudited)

At a special meeting of shareholders of MFS Total Return Series, which was held on November 1, 2001, the following actions were taken:

ITEM 1.  Trustees of the Trust were elected as follows:

                                                       NUMBER OF SHARES
                                                 -----------------------------
                                                                      WITHHOLD
NOMINEE                                                     FOR      AUTHORITY
------------------------------------------------------------------------------
Jeffrey L. Shames                                30,349,046.464    596,526.374
John W. Ballen                                   30,344,047.457    601,525.381
Lawrence H. Cohn                                 30,352,232.958    593,339.880
J. David Gibbons                                 30,241,952.974    703,619.864
William R. Gutow                                 30,352,751.898    592,820.940
J. Atwood Ives                                   30,339,590.883    605,981.955
Abby M. O'Neill                                  30,249,461.088    696,111.750
Lawrence T. Perera                               30,337,739.351    607,833.487
William J. Poorvu                                30,334,744.853    610,827.985
Arnold D. Scott                                  30,339,639.172    605,933.666
J. Dale Sherratt                                 30,352,968.808    592,604.030
Elaine R. Smith                                  30,359,494.387    586,078.451
Ward Smith                                       30,270,304.700    675,268.138

ITEM 2. The authorization of the Trustees to adopt an Amended and Restated Declaration of Trust.

                                               NUMBER OF SHARES
---------------------------------------------------------------
For                                              28,887,518.716
Against                                             581,018.477
Abstain                                           1,477,035.645

ITEM 3. The amendment or removal of certain fundamental investment policies.

                                               NUMBER OF SHARES
---------------------------------------------------------------
For                                              28,875,139.195
Against                                             594,416.089
Abstain                                           1,476,017.554

ITEM 4. The approval of a new investment advisory agreement with Massachusetts Financial Services Company.

                                               NUMBER OF SHARES
---------------------------------------------------------------
For                                              29,079,762.250
Against                                             463,785.002
Abstain                                           1,402,025.586

ITEM 5. The ratification of the selection of Deloitte & Touche LLP as the independent public accountants to be employed by the Trust for the fiscal year ending December 31, 2001.

                                               NUMBER OF SHARES
---------------------------------------------------------------
For                                              29,489,212.287
Against                                             254,558.902
Abstain                                           1,201,801.649

PORTFOLIO OF INVESTMENTS - December 31, 2001

Stocks - 53.4%
------------------------------------------------------------------------------
ISSUER                                                  SHARES           VALUE
------------------------------------------------------------------------------
U.S. Stocks - 49.4%
  Aerospace - 0.2%
    United Technologies Corp.                           18,960    $  1,225,385
------------------------------------------------------------------------------
  Aerospace & Defense - 0.3%
    Northrop Grumman Corp.                              20,100    $  2,026,281
------------------------------------------------------------------------------
  Automotive - 0.5%
    Delphi Automotive Systems Corp.                    197,540    $  2,698,396
    Visteon Corp.                                       85,190       1,281,258
                                                                  ------------
                                                                  $  3,979,654
------------------------------------------------------------------------------
  Banks & Credit Cos. - 3.0%
    Bank America Corp.                                 111,630    $  7,027,108
    FleetBoston Financial Corp.                        178,900       6,529,850
    PNC Financial Services Group Co.                    73,640       4,138,568
    U.S. Bancorp                                        22,949         480,323
    Wachovia Corp.                                      50,900       1,596,224
    Wells Fargo Co.                                     39,900       1,733,655
                                                                  ------------
                                                                  $ 21,505,728
------------------------------------------------------------------------------
  Biotechnology - 0.6%
    Abbott Laboratories, Inc.                           49,900    $  2,781,925
    Guidant Corp.*                                       9,500         473,100
    Pharmacia Corp.                                     32,545       1,388,044
                                                                  ------------
                                                                  $  4,643,069
------------------------------------------------------------------------------
  Business Machines - 1.1%
    Hewlett-Packard Co.                                 22,800    $    468,312
    International Business Machines Corp.               20,140       2,436,134
    Sun Microsystems, Inc.*                            240,700       2,960,610
    Texas Instruments, Inc.                             66,900       1,873,200
                                                                  ------------
                                                                  $  7,738,256
------------------------------------------------------------------------------
  Cellular Phones - 1.8%
    Motorola, Inc.                                     237,840    $  3,572,357
    Motorola, Inc.*                                     36,600       1,710,684
    Telephone & Data Systems, Inc.                      88,480       7,941,080
                                                                  ------------
                                                                  $ 13,224,121
------------------------------------------------------------------------------
  Chemicals - 2.1%
    Air Products & Chemicals, Inc.                      93,300    $  4,376,703
    Dow Chemical Co.                                    64,700       2,185,566
    Georgia Gulf Corp.                                  58,080       1,074,480
    PPG Industries, Inc.                                26,700       1,380,924
    Praxair, Inc.                                       79,800       4,408,950
    Rohm & Haas Co.                                     46,900       1,624,147
                                                                  ------------
                                                                  $ 15,050,770
------------------------------------------------------------------------------
  Computer Hardware - Systems
    Compaq Computer Corp.                               16,600    $    162,016
------------------------------------------------------------------------------
  Computer Software - 0.1%
    Oracle Corp.*                                       20,000    $    276,200
    VeriSign, Inc.*                                     12,100         460,284
                                                                  ------------
                                                                  $    736,484
------------------------------------------------------------------------------
  Consumer Goods & Services - 1.6%
    Fortune Brands, Inc.                                39,500    $  1,563,805
    Gillette Co.                                        95,600       3,193,040
    Kimberly-Clark Corp.                                27,400       1,638,520
    Procter & Gamble Co.                                65,210       5,160,067
                                                                  ------------
                                                                  $ 11,555,432
------------------------------------------------------------------------------
  Containers - 0.5%
    Owens Illinois, Inc.*                              387,530    $  3,871,425
------------------------------------------------------------------------------
  Electronics - 0.6%
    Analog Devices, Inc.*                               76,770    $  3,407,820
    Tektronix, Inc.*                                    23,700         610,986
                                                                  ------------
                                                                  $  4,018,806
------------------------------------------------------------------------------
  Energy - 0.2%
    TXU Corp.                                           23,532    $  1,109,534
------------------------------------------------------------------------------
  Entertainment - 2.2%
    Harrah's Entertainment, Inc.*                      130,320    $  4,823,143
    Viacom, Inc., "B"*                                 248,616      10,976,397
    Walt Disney Co.                                      6,900         142,968
                                                                  ------------
                                                                  $ 15,942,508
------------------------------------------------------------------------------
  Financial Institutions - 2.7%
    American Express Co.                                11,000    $    392,590
    Citigroup, Inc.                                    130,900       6,607,832
    Federal Home Loan Mortgage Corp.                   101,380       6,630,252
    J. P. Morgan Chase & Co.                             9,800         356,230
    Merrill Lynch & Co., Inc.                          106,800       5,566,416
                                                                  ------------
                                                                  $ 19,553,320
------------------------------------------------------------------------------
  Financial Services - 1.4%
    Mellon Financial Corp.                             126,300    $  4,751,406
    Morgan Stanley Dean Witter & Co.                    94,510       5,286,889
                                                                  ------------
                                                                  $ 10,038,295
------------------------------------------------------------------------------
  Food & Beverage Products - 0.8%
    Archer-Daniels-Midland Co.                         144,961    $  2,080,191
    Kellogg Co.                                         66,100       1,989,610
    PepsiCo, Inc.                                       39,070       1,902,318
                                                                  ------------
                                                                  $  5,972,119
------------------------------------------------------------------------------
  Forest & Paper Products - 1.1%
    Bowater, Inc.                                       44,300    $  2,113,110
    International Paper Co.                            105,400       4,252,890
    Willamette Industries, Inc.                         33,800       1,761,656
                                                                  ------------
                                                                  $  8,127,656
------------------------------------------------------------------------------
  Healthcare - 0.3%
    HCA, Inc.                                           52,500    $  2,023,350
------------------------------------------------------------------------------
  Insurance - 4.9%
    Allstate Corp.                                     168,400    $  5,675,080
    Chubb Corp.                                         41,700       2,877,300
    CIGNA Corp.                                         65,720       6,088,958
    Hartford Financial Services Group, Inc.            115,990       7,287,652
    Jefferson Pilot Corp.                               75,780       3,506,340
    MetLife, Inc.                                       90,420       2,864,506
    Nationwide Financial Services, Inc., "A"            60,260       2,498,380
    Prudential Financial, Inc.*                          8,620         286,098
    The St. Paul Cos., Inc.                            108,420       4,767,227
                                                                  ------------
                                                                  $ 35,851,541
------------------------------------------------------------------------------
  Machinery - 1.1%
    Deere & Co.                                        182,720    $  7,977,555
------------------------------------------------------------------------------
  Medical & Health Products - 2.2%
    American Home Products Corp.                        43,860    $  2,691,249
    Baxter International, Inc.                           7,560         405,443
    Bristol-Myers Squibb Co.                            38,100       1,943,100
    Eli Lilly & Co.                                     15,200       1,193,808
    Johnson & Johnson Co.                                4,700         277,770
    Merck & Co., Inc.                                   76,700       4,509,960
    Pfizer, Inc.                                        45,700       1,821,145
    Schering Plough Corp.                               81,100       2,904,191
                                                                  ------------
                                                                  $ 15,746,666
------------------------------------------------------------------------------
  Medical & Health Technology Services - 0.2%
    Trigon Healthcare, Inc.*                            24,300    $  1,687,635
------------------------------------------------------------------------------
  Metals & Minerals - 1.0%
    Alcoa, Inc.                                        200,600    $  7,131,330
------------------------------------------------------------------------------
  Oil Services - 3.1%
    BJ Services Co.*                                    71,000    $  2,303,950
    Cooper Cameron Corp.*                               73,290       2,957,984
    El Paso Corp.                                       48,882       2,180,626
    Kerr McGee Corp.                                    32,830       1,799,084
    Noble Drilling Corp.*                              191,840       6,530,234
    Schlumberger Ltd.                                  128,220       7,045,689
                                                                  ------------
                                                                  $ 22,817,567
------------------------------------------------------------------------------
  Oils - 3.7%
    Apache Corp.                                       120,495    $  6,010,291
    Devon Energy Corp.                                 204,540       7,905,471
    Exxon Mobil Corp.                                  177,122       6,960,894
    Occidental Petroleum Corp.                         213,090       5,653,278
    Unocal Corp.                                        12,600         454,482
                                                                  ------------
                                                                  $ 26,984,416
------------------------------------------------------------------------------
  Printing & Publishing - 0.7%
    Gannett Co., Inc.                                   46,500    $  3,126,195
    New York Times Co.                                  13,900         601,175
    Tribune Co.                                         28,900       1,081,727
                                                                  ------------
                                                                  $  4,809,097
------------------------------------------------------------------------------
  Railroad - 0.4%
    Burlington Northern Santa Fe Railway Co.           109,700    $  3,129,741
------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.5%
    Equity Office Properties Trust                      25,100    $    755,008
    Equity Residential Properties Trust                101,500       2,914,065
                                                                  ------------
                                                                  $  3,669,073
------------------------------------------------------------------------------
  Restaurants & Lodging - 0.5%
    McDonald's Corp.                                   101,000    $  2,673,470
    MGM Mirage, Inc.*                                   37,100       1,071,077
                                                                  ------------
                                                                  $  3,744,547
------------------------------------------------------------------------------
  Retail - 1.3%
    Gap, Inc.                                           95,700    $  1,334,058
    Sears, Roebuck & Co.                               169,400       8,070,216
                                                                  ------------
                                                                  $  9,404,274
------------------------------------------------------------------------------
  Special Products & Services - 0.1%
    Illinois Tool Works, Inc.                           11,000    $    744,920
------------------------------------------------------------------------------
  Supermarket - 0.9%
    Kroger Co.*                                        206,160    $  4,302,559
    Safeway, Inc.*                                      44,550       1,859,963
                                                                  ------------
                                                                  $  6,162,522
------------------------------------------------------------------------------
  Telecommunications - 3.1%
    Alltel Corp.                                        14,500    $    895,085
    AT&T Corp.                                         274,150       4,973,081
    CenturyTel, Inc.                                    46,280       1,517,984
    Cox Communications, Inc.*                           35,500       1,487,805
    SBC Communications, Inc.                            46,544       1,823,129
    Sprint Corp.                                       281,130       5,645,090
    Verizon Communications, Inc.                       122,455       5,811,714
                                                                  ------------
                                                                  $ 22,153,888
------------------------------------------------------------------------------
  Telecommunications & Cable - 0.8%
    Comcast Corp., "A"*                                160,550    $  5,779,800
------------------------------------------------------------------------------
  Telecom - Wireless - 0.3%
    AT&T Wireless Services, Inc.*                      147,195    $  2,115,192
------------------------------------------------------------------------------
  Telecom - Wireline - 0.2%
    Advanced Fibre Communications, Inc.*                84,360    $  1,490,641
------------------------------------------------------------------------------
  Transportation - 0.2%
    United Parcel Service, Inc.                         28,800    $  1,569,600
------------------------------------------------------------------------------
  Utilities - Electric - 2.3%
    Calpine Corp.*                                     158,500    $  2,661,215
    Dominion Resources, Inc.                            20,300       1,220,030
    Exelon Corp.                                        31,600       1,513,008
    FPL Group, Inc.                                     23,600       1,331,040
    NiSource, Inc.                                     287,444       6,628,459
    Pinnacle West Capital Corp.                         68,000       2,845,800
    Progress Energy, Inc.                               15,900         715,977
                                                                  ------------
                                                                  $ 16,915,529
------------------------------------------------------------------------------
  Utilities - Gas - 0.7%
    National Fuel Gas Co.                              130,020    $  3,211,494
    WGL Holdings, Inc.                                  51,000       1,482,570
    Williams Cos., Inc.                                  9,700         247,544
                                                                  ------------
                                                                  $  4,941,608
------------------------------------------------------------------------------
  Utilities - Telephone - 0.1%
    Charter Communications, Inc.*                       42,400    $    696,632
------------------------------------------------------------------------------
Total U.S. Stocks                                                 $358,027,983
------------------------------------------------------------------------------
Foreign Stocks - 4.0%
  Brazil
    Aracruz Celulose S.A. (Forest & Paper
      Products)                                          8,700    $    158,166
------------------------------------------------------------------------------
  Canada - 0.4%
    Alcan, Inc. (Metals)                                24,800    $    891,064
    Nortel Networks Corp.
      (Telecommunications)                             233,800       1,753,500
                                                                  ------------
                                                                  $  2,644,564
------------------------------------------------------------------------------
  Ireland - 0.1%
    Jefferson Smurfit Group PLC, ADR
      (Forest & Paper Products)                         16,100    $    362,250
------------------------------------------------------------------------------
  Netherlands - 2.1%
    Akzo Nobel N.V. (Chemicals)                        220,180    $  9,826,298
    Royal Dutch Petroleum Co., ADR (Oils)              106,580       5,224,551
                                                                  ------------
                                                                  $ 15,050,849
------------------------------------------------------------------------------
  Switzerland - 0.6%
    Nestle S.A. (Food & Beverage Products)*              6,620    $  1,412,501
    Novartis AG (Medical & Health Products)             88,600       3,204,147
                                                                  ------------
                                                                  $  4,616,648
------------------------------------------------------------------------------
  United Kingdom - 0.8%
    BP Amoco PLC, ADR (Oils)                            52,376    $  2,436,008
    Diageo PLC (Food & Beverage Products)*             317,156       3,618,744
                                                                  ------------
                                                                  $  6,054,752
------------------------------------------------------------------------------
Total Foreign Stocks                                              $ 28,887,229
------------------------------------------------------------------------------
Total Stocks (Identified Cost, $382,269,303)                      $386,915,212
------------------------------------------------------------------------------

Bonds - 34.1%
------------------------------------------------------------------------------
                                              PRINCIPAL AMOUNT
                                                 (000 OMITTED)
------------------------------------------------------------------------------
U.S. Bonds - 33.6%
  Advertising & Broadcasting - 0.2%
    Fox/Liberty Networks LLC, Inc., 8.875s, 2007    $    1,630    $  1,695,200
------------------------------------------------------------------------------
  Aerospace - 0.5%
    Northrop Grumman Corp., 7.125s, 2011            $    1,305    $  1,362,342
    Northrop Grumman Corp., 7.75s, 2031                    632         680,057
    Raytheon Co., 6.45s, 2002                            1,811       1,847,238
                                                                  ------------
                                                                  $  3,889,637
------------------------------------------------------------------------------
  Automotive - 0.3%
    DaimlerChrysler, 7.75s, 2003                    $    1,350    $  1,409,751
    Ford Motor Co., 7.45s, 2031                          1,139       1,045,067
                                                                  ------------
                                                                  $  2,454,818
------------------------------------------------------------------------------
  Banks - 0.2%
    Wells Fargo Bank, 7.8s, 2010                    $    1,226    $  1,314,860
    Wells Fargo Bank, 6.45s, 2011                          375         383,209
                                                                  ------------
                                                                  $  1,698,069
------------------------------------------------------------------------------
  Banks & Credit Cos. - 1.2%
    Bank America Corp., 7.4s, 2011                  $    1,345    $  1,442,701
    Credit Suisse First Boston USA, 6.125s, 2011         1,750       1,703,275
    Dime Bancorp, Inc., 9s, 2002                         1,600       1,687,280
    Midamerican Funding LLC, 6.927s, 2029                  414         394,917
    Midland Cogeneration Venture Corp., 10.33s, 2002       194         196,725
    Midland Funding Corp., 10.33s, 2002                     73          73,998
    Natexis AMBS Co. LLC, 8.44s, 2049##                  1,400       1,493,968
    Socgen Real Estate Co., 7.64s, 2049##                1,412       1,455,249
                                                                  ------------
                                                                  $  8,448,113
------------------------------------------------------------------------------
  Consumer Cyclical - 0.1%
    Cendant Corp., 6.875s, 2006##                   $      894    $    864,695
------------------------------------------------------------------------------
  Corporate Asset-Backed - 0.9%
    American Airlines Pass-Through Trust,
      6.855s, 2010                                  $      154    $    155,057
    Bear Stearns Commercial Mortgage Securities,
      Inc., 6.8s, 2008                                     433         453,469
    Beneficial Home Equity Loan Trust,
      2.228s, 2037                                          98          97,836
    Chase Commercial Mortgage Securities Corp.,
      7.543s, 2009                                         149         160,107
    Chase Commercial Mortgage Securities Corp.,
      6.39s, 2030                                        1,828       1,876,418
    Commerce 2000, 2.196s, 2002##                           58          57,723
    Commerce 2000, 2.116s, 2011                            287         285,964
    Continental Airlines Pass-Through Trust, Inc.,
      7.256s, 2020                                         724         662,758
    Criimi Mae Commercial Mortgage Trust,
      7s, 2033##                                           100         103,453
    Criimi Mae CMBS Corp., 6.701s, 2008##                  169         161,686
    CWMBS, Inc. Pass-Through Trust, 8s, 2030               817         861,355
    GS Mortgage Securities Corp. II, 6.06s, 2030           689         710,502
    Residential Accredit Loans, Inc., 6.75s, 2028          615         618,844
    Summit Acceptance Auto Investment LLC,
      7.51s, 2007                                          475         508,250
                                                                  ------------
                                                                  $  6,713,422
------------------------------------------------------------------------------
  Energy - 0.2%
    Conoco Funding Co., 6.35s, 2011                 $      945    $    957,181
    Dynegy Holdings, Inc., 6.875s, 2011                    423         355,811
                                                                  ------------
                                                                  $  1,312,992
------------------------------------------------------------------------------
  Energy - Integrated - 0.1%
    Pemex Project Funding Master Trust,
      9.125s, 2010                                  $      662    $    701,720
------------------------------------------------------------------------------
  Entertainment - 0.1%
    Time Warner, Inc., 10.15s, 2012                 $      591    $    741,557
    Time Warner, Inc., 6.875s, 2018                        209         204,962
                                                                  ------------
                                                                  $    946,519
------------------------------------------------------------------------------
  Financial Institutions - 2.4%
    Associates Corp., 5.5s, 2004                    $      567    $    586,482
    Citibank Credit Card Issuance Trust,
      6.65s, 2008                                        1,181       1,226,501
    Countrywide Home Loan, Inc., 6.85s, 2004             1,141       1,199,499
    Countrywide Home Loan, Inc., 5.5s, 2006                846         843,877
    Ford Credit Auto Owner Trust, 6.42s, 2003              365         377,089
    Ford Motor Credit Co., 6.875s, 2006                  2,480       2,479,132
    Ford Motor Credit Co., 7.875s, 2010                    370         375,291
    Ford Motor Credit Co., 7.25s, 2011                   1,764       1,717,995
    Ford Motor Credit Co., 7.375s, 2011                  1,489       1,469,345
    General Motors Acceptance Corp., 5.36s, 2004         1,100       1,098,432
    General Motors Acceptance Corp., 6.875s, 2011          672         657,250
    General Motors Acceptance Corp., 7.25s, 2011           754         759,376
    General Motors Acceptance Corp., 8s, 2031              545         551,371
    Household Finance Corp., 7.875s, 2007                  750         818,842
    Independant National Mortgage Corp., 7s, 2026          619         629,448
    Lehman Brothers Holdings, Inc., 8.25s, 2007            918       1,022,707
    Prudential Funding Corp., 6.6s, 2008                 1,100       1,116,940
    Salton Sea Funding Corp., 7.84s, 2010                  325         294,314
    Sunamerica Institutional, 5.75s, 2009                  295         298,245
                                                                  ------------
                                                                  $ 17,522,136
------------------------------------------------------------------------------
  Financial Services - 2.1%
    AIG Sunamerica Global Financing II,
      7.6s, 2005##                                  $    1,000    $  1,081,790
    AIG Sunamerica Global Financing IV,
      5.85s, 2006##                                        500         516,775
    Certificates Funding Corp., 6.716s, 2004             1,712       1,813,932
    Citigroup, Inc., 7.25s, 2010                         1,483       1,590,710
    General Electric Capital Corp., 7.5s, 2005             504         544,421
    General Electric Capital Corp., 8.7s, 2007             358         417,761
    General Electric Capital Corp., 8.75s, 2007            128         150,167
    General Electric Capital Corp., 8.85s, 2007            169         196,271
    Lehman Brothers Holdings, Inc., 7.75s, 2005            448         477,277
    Morgan (JP) Commercial Mortgage Finance Corp.,
      6.613s, 2030                                         162         168,120
    Morgan Stanley Dean Witter, 3.626s, 2013##           1,500       1,491,484
    Morgan Stanley Dean Witter, 6.1s, 2006               1,585       1,633,644
    Nisource Finance Corp., 7.5s, 2003                   1,387       1,447,487
    Nisource Finance Corp., 7.875s, 2010                 1,253       1,295,865
    Sprint Capital Corp., 7.125s, 2006                   1,155       1,204,088
    Sprint Capital Corp., 6s, 2007##                       809         803,242
    Sprint Capital Corp., 6.875s, 2028                     530         484,786
                                                                  ------------
                                                                  $ 15,317,820
------------------------------------------------------------------------------
  Food & Beverage Products - 0.1%
    Kellogg Co., 6s, 2006                           $      486    $    497,666
    Tyson Foods, Inc., 8.25s, 2011##                       385         405,005
                                                                  ------------
                                                                  $    902,671
------------------------------------------------------------------------------
  Gaming - 0.1%
    Harrahs Operating, Inc., 7.125s, 2007           $      385    $    389,590
------------------------------------------------------------------------------
  Housing - 0.8%
    Residential Funding Mortgage Securities, Inc.,
      7.66s, 2012                                   $      142    $    144,092
    Residential Funding Mortgage Securities, Inc.,
      6s, 2016                                           5,900       5,928,578
                                                                  ------------
                                                                  $  6,072,670
------------------------------------------------------------------------------
  Machinery - 0.1%
    Ingersoll Rand Co., 6.25s, 2006                 $      402    $    411,033
------------------------------------------------------------------------------
  Media - Cable - 0.1%
    Comcast Cable Commerce, Inc., 6.875s, 2009      $      779    $    787,449
------------------------------------------------------------------------------
  Medical & Health Technology Services - 0.3%
    Healthsouth Corp., 7.375s, 2006##               $      457    $    462,713
    Tenet Healthcare Corp., 6.375s, 2011##               1,973       1,908,181
                                                                  ------------
                                                                  $  2,370,894
------------------------------------------------------------------------------
  Natural Gas - Pipeline - 0.1%
    Consolidated Natural Gas Co., 6.25s, 2011       $      435    $    422,864
------------------------------------------------------------------------------
  Oil Services - 0.3%
    Amerada Hess Corp., 6.65s, 2011                 $      925    $    925,499
    Amerada Hess Corp., 7.3s, 2031                         813         805,602
    Phillips Petroleum Co., 8.5s, 2005                     303         333,570
                                                                  ------------
                                                                  $  2,064,671
------------------------------------------------------------------------------
  Oils - 0.1%
    Anadarko Finance Co., 6.75s, 2011               $      316    $    321,179
    Occidental Petroleum Corp., 6.75s, 2002                341         350,623
    Occidental Petroleum Corp., 6.4s, 2003                 357         365,015
                                                                  ------------
                                                                  $  1,036,817
------------------------------------------------------------------------------
  Pollution Control - 0.5%
    USA Waste Services, Inc., 7s, 2028              $      356    $    332,721
    Waste Management, Inc., 6.625s, 2002                 1,295       1,317,144
    Waste Management, Inc., 7.375s, 2010                   747         767,849
    WMX Technologies, Inc., 6.375s, 2003                   855         885,951
                                                                  ------------
                                                                  $  3,303,665
------------------------------------------------------------------------------
  Printing & Publishing - 0.1%
    News America Holdings, Inc., 8.5s, 2005         $      253    $    272,307
    News America Holdings, Inc., 7.3s, 2028                226         210,444
    News America Holdings, Inc., 6.703s, 2034              378         389,669
                                                                  ------------
                                                                  $    872,420
------------------------------------------------------------------------------
  Railroad - 0.3%
    Union Pacific Corp., 6.34s, 2003                $      935    $    977,112
    Union Pacific Corp., 5.84s, 2004                       925         954,785
                                                                  ------------
                                                                  $  1,931,897
------------------------------------------------------------------------------
  Real Estate - 0.2%
    EOP Operating Ltd., 7.75s, 2007                 $    1,431    $  1,528,079
------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.2%
    Simon Property Group, Inc., 6.75s, 2004         $    1,565    $  1,599,101
------------------------------------------------------------------------------
  Restaurants & Lodging - 0.2%
    MGM Mirage, Inc., 8.5s, 2010                    $    1,112    $  1,105,650
------------------------------------------------------------------------------
  Retail - 0.2%
    Federated Department Stores, Inc., 8.5s, 2003   $      571    $    601,771
    K Mart Corp., 9.375s, 2006                             645         530,513
                                                                  ------------
                                                                  $  1,132,284
------------------------------------------------------------------------------
  Supermarket - 0.2%
    Delhaize America, Inc., 9s, 2031##              $    1,196    $  1,419,628
------------------------------------------------------------------------------
  Telecommunications - 1.6%
    AT & T Wireless Services, Inc., 7.35s, 2006     $      595    $    627,832
    Bellsouth Corp., 6s, 2011                            1,075       1,070,130
    Cingular Wireless LLC, 6.5s, 2011##                    374         376,955
    Cingular Wireless LLC, 7.125s, 2031##                  373         376,211
    Citizens Communications Co., 7.625s, 2008##            811         829,352
    Citizens Communications Co., 8.5s, 2006##              890         945,056
    Cox Communications, Inc., 7.75s, 2010                  233         250,617
    Cox Communications, Inc., 6.75s, 2011                  330         331,822
    TCI Communications Financing III, 9.65s, 2027        1,352       1,502,802
    Telecomunicaciones de Puerto Rico, Inc.,
      6.65s, 2006                                          182         182,130
    Worldcom, Inc., 6.4s, 2005                           2,242       2,284,419
    Worldcom, Inc., 8.25s, 2031                          2,322       2,448,386
                                                                  ------------
                                                                  $ 11,225,712
------------------------------------------------------------------------------
  Telecommunications & Cable - 0.1%
    Belo Ah Corp., 7.75s, 2027                      $      352    $    301,440
    Comcast Cable Communications, 6.75s, 2011              365         366,423
                                                                  ------------
                                                                  $    667,863
------------------------------------------------------------------------------
  U.S. Government Agencies - 10.1%
    Federal Home Loan Mortgage Corp., 3.25s, 2004   $    1,276    $  1,250,480
    Federal Home Loan Mortgage Corp., 5.5s, 2006           319         327,871
    Federal Home Loan Mortgage Corp., 6.5s, 2015         1,104       1,127,901
    Federal Home Loan Mortgage Corp., 6.75s, 2031          250         265,118
    Federal National Mortgage Assn., 5.5s, 2006          3,209       3,306,265
    Federal National Mortgage Assn., 5.722s, 2009          465         467,110
    Federal National Mortgage Assn., 6s, 2005 -
      2031                                               9,860       9,854,556
    Federal National Mortgage Assn., 6.5s, 2014 -
      2099                                              36,274      36,396,525
    Federal National Mortgage Assn., 6.625s, 2010        2,090       2,221,273
    Federal National Mortgage Assn., 7s, 2015              474         490,804
    Federal National Mortgage Assn., 7.5s, 2030 -
      2031                                               3,771       3,893,973
    Government National Mortgage Assn., 6.5s,
      2028 - 2031                                        4,166       4,190,323
    Government National Mortgage Assn., 7s, 2028 -
      2099                                               3,890       3,980,681
    Government National Mortgage Assn., 7.5s,
      2025 - 2027                                        1,729       1,791,069
    Government National Mortgage Assn., 8s, 2022 -
      2029                                               2,212       2,336,800
    Student Loan Marketing Assn., 5s, 2004               1,325       1,362,683
                                                                  ------------
                                                                  $ 73,263,432
------------------------------------------------------------------------------
  U.S. Treasury Obligations - 7.4%
    U.S. Treasury Bonds, 11.875s, 2003              $    1,273    $  1,477,877
    U.S. Treasury Bonds, 9.875s, 2015                      814       1,150,793
    U.S. Treasury Bonds, 6.25s, 2023                     1,087       1,150,013
    U.S. Treasury Bonds, 6.25s, 2030                     2,231       2,414,366
    U.S. Treasury Bonds, 5.375s, 2031                    8,522       8,398,175
    U.S. Treasury Notes, 3s, 2003                       11,203      11,211,738
    U.S. Treasury Notes, 3.25s, 2003                     3,000       3,010,770
    U.S. Treasury Notes, 3.5s, 2006                      5,641       5,436,514
    U.S. Treasury Notes, 4.625s, 2006                    3,605       3,653,992
    U.S. Treasury Notes, 6.875s, 2006                    6,699       7,368,900
    U.S. Treasury Notes, 5s, 2011                        8,630       8,602,489
                                                                  ------------
                                                                  $ 53,875,627
------------------------------------------------------------------------------
  Utilities - Electric - 1.8%
    Allegheny Energy Supply Company LLC,
      7.8s, 2011##                                  $      881    $    867,124
    Cleveland Electric Illuminating Co.,
      7.88s, 2017                                           81          84,771
    Commonwealth Edison Co., 8.5s, 2022                    289         302,690
    Dominion Resources, Inc., 7.6s, 2003                 1,750       1,849,435
    Dominion Resources, Inc., 8.125s, 2010               1,422       1,556,678
    DTE Energy Co., 7.05s, 2011                            462         475,024
    Entergy Mississippi, Inc., 6.2s, 2004                  169         173,428
    FirstEnergy Corp., 6.45s, 2011                         765         746,762
    GGIB Funding Corp., 7.43s, 2011                         77          79,893
    Gulf States Utilities Co., 8.25s, 2004                  84          90,112
    Kinder Morgan Energy Partners, 6.75s, 2011             624         626,415
    Kinder Morgan Energy Partners, 7.4s, 2031              398         401,514
    Niagara Mohawk Power Corp., 7.25s, 2002                289         297,243
    Niagara Mohawk Power Corp., 7.75s, 2006                852         921,284
    Niagara Mohawk Power Corp., 8.77s, 2018                516         542,192
    Northeast Utilities, 8.58s, 2006                       183         195,085
    NRG South Central Generating LLC, 8.962s, 2016          99          99,943
    NSTAR Co., 8s, 2010                                    240         257,846
    Progress Energy, Inc., 7.1s, 2011                      246         255,333
    PSEG Power LLC, 7.75s, 2011##                          751         787,023
    PSEG Power LLC, 8.625s, 2031                           697         774,002
    Toledo Edison Co., 7.875s, 2004                        360         384,880
    TXU Eastern Funding Co., 6.15s, 2002                   137         138,636
    Utilicorp United, Inc., 7s, 2004                       131         133,388
    Waterford 3 Funding Entergy Corp., 8.09s, 2017         325         330,441
    Wisconsin Energy Corp., 5.875s, 2006                 1,000       1,012,670
                                                                  ------------
                                                                  $ 13,383,812
------------------------------------------------------------------------------
  Utilities - Gas - 0.2%
    Coastal Corp., 6.2s, 2004                       $      468    $    471,950
    Texas Gas Transmission Corp., 7.25s, 2027              600         551,979
    Williams Gas Pipelines Central, Inc.,
      7.375s, 2006##                                       140         143,658
                                                                  ------------
                                                                  $  1,167,587
------------------------------------------------------------------------------
  Utilities - Telephone - 0.2%
    Verizon Pennsylvania, Inc., 5.65s, 2011         $    1,250    $  1,200,738
------------------------------------------------------------------------------
Total U.S. Bonds                                                  $243,701,295
------------------------------------------------------------------------------

Foreign Bonds - 0.5%
  Canada - 0.2%
    AT&T Canada, Inc., 0s, 2003, 9.95s to 2008
      (Telecommunications)                          $       88    $     46,200
    Hydro Quebec, 6.3s, 2011 (Energy)                    1,070       1,088,297
                                                                  ------------
                                                                  $  1,134,497
------------------------------------------------------------------------------
  France - 0.1%
    France Telecom S.A., 3.613s, 2003
      (Telecommunications)##                        $      461    $    464,502
------------------------------------------------------------------------------
  Italy - 0.1%
    Unicredito Italiano Capital Trust, 9.2s, 2049
      (Banks & Credit Cos.)##                       $      837    $    930,552
------------------------------------------------------------------------------
  Singapore
    Singapore Telecommunications, 6.375s, 2011
      (Telecommunications)##                        $      280    $    279,634
------------------------------------------------------------------------------
  United Kingdom - 0.1%
    Hanson PLC, 7.875s, 2010 (Building Products)
                                                    $      926    $    973,735
------------------------------------------------------------------------------
Total Foreign Bonds                                               $  3,782,920
------------------------------------------------------------------------------
Total Bonds (Identified Cost, $245,630,839)                        247,484,215
------------------------------------------------------------------------------

Preferred Stocks - 0.3%
------------------------------------------------------------------------------
                                                        SHARES
------------------------------------------------------------------------------
U.S. Stocks - 0.3%
  Energy - 0.2%
    Duke Energy Co. 8%*                                 47,200    $  1,197,936
------------------------------------------------------------------------------
  Utilities - Electric - 0.1%
    Dominion Resources, Inc. 9.5%                       15,000    $    895,800
------------------------------------------------------------------------------
Total Preferred Stocks (Identified Cost, $2,079,911)              $  2,093,736
------------------------------------------------------------------------------

Convertible Preferred Stocks - 0.2%
------------------------------------------------------------------------------
U.S. Stocks - 0.2%
  Containers
    Owens-Illinois, Inc., 4.75%                          4,500    $     92,250
------------------------------------------------------------------------------
  Energy
    TXU Corp., 9.25%                                    14,000    $    365,120
------------------------------------------------------------------------------
  Printing & Publishing - 0.1%
    Tribune Co., 2%                                      8,700    $    752,550
------------------------------------------------------------------------------
  Utilities - Electric - 0.1%
    NiSource, Inc., 7.75%                               13,100    $    595,395
------------------------------------------------------------------------------
Total Convertible Preferred Stocks
      (Identified Cost, $1,829,275)                               $  1,805,315
------------------------------------------------------------------------------

Convertible Bonds - 0.5%
------------------------------------------------------------------------------
                                              PRINCIPAL AMOUNT
ISSUER                                           (000 OMITTED)
------------------------------------------------------------------------------
U.S. Bonds - 0.5%
  Computer Software - Services - 0.2%
    Analog Devices, Inc., 4.75s, 2005               $    1,475    $  1,395,719
------------------------------------------------------------------------------
  Conglomerates - 0.1%
    Loews Corp., 3.125s, 2007                       $    1,273    $  1,085,232
------------------------------------------------------------------------------
  Restaurants & Lodging - 0.2%
    Hilton Hotels Corp., 5s, 2006                   $    1,348    $  1,197,968
------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $3,656,334)             $  3,678,919
------------------------------------------------------------------------------

Short-Term Obligations - 11.0%
------------------------------------------------------------------------------
    American Express Credit Corp., due 1/02/02      $    1,994    $  1,993,902
    Citigroup, Inc., due 1/07/02                         1,700       1,699,461
    Edison Asset Securitization LLC, due 1/02/02        11,757      11,756,402
    Federal Home Loan Mortgage Corp., due 1/09/02        5,200       5,197,920
    Federal National Mortgage Assn.,
      due 1/02/02 - 1/18/02                              7,400       7,394,608
    General Electric Capital Corp., due 1/02/02          3,009       3,008,848
    General Motors Acceptance Corp., due 1/18/02         3,800       3,795,245
    New Center Asset Trust, due 1/02/02                 26,025      26,023,699
    Salomon Smith Barney Holdings, Inc.,
      due 1/15/02 - 1/16/02                              5,800       5,795,771
    Trident Capital Finance, Inc., due 1/16/02(S)       13,000      12,990,250
------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                   $ 79,656,106
------------------------------------------------------------------------------

Repurchase Agreement - 0.7%
------------------------------------------------------------------------------
    Goldman Sachs, dated 12/31/01, due 1/02/02,
      total to be received $5,274,524 (secured by
      various U.S. Treasury and Federal Agency
      obligations in a jointly traded account),
      at Cost                                       $    5,274    $  5,274,000
------------------------------------------------------------------------------
Total Investments (Identified Cost, $720,395,768)                 $726,907,503

Other Assets, Less Liabilities - (0.2)%                             (1,752,726)
------------------------------------------------------------------------------
Net Assets - 100.0%                                               $725,154,777
------------------------------------------------------------------------------
  * Non-income producing security.
 ## SEC Rule 144A restriction.
(S) 4(2) paper.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
---------------------------------------------------------------------------
DECEMBER 31, 2001
---------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $720,395,768)        $726,907,503
  Investments of cash collateral for securities
    loaned, at identified cost and value                         16,561,141
  Cash                                                            1,721,900
  Foreign currency, at value (identified cost, $115)                    115
  Receivable for series shares sold                               3,160,066
  Receivable for investments sold                                 3,640,512
  Interest and dividends receivable                               3,460,293
  Other assets                                                        1,394
                                                               ------------
      Total assets                                             $755,452,924
                                                               ------------
Liabilities:
  Payable for series shares reacquired                         $    808,062
  Payable for investments purchased                              12,743,518
  Collateral for securities loaned, at value                     16,561,141
  Payable to affiliates -
    Management fee                                                   44,372
    Shareholder servicing agent fee                                   2,070
    Distribution fee (Service Class)                                    656
  Accrued expenses and other liabilities                            138,328
                                                               ------------
      Total liabilities                                        $ 30,298,147
                                                               ------------
Net assets                                                     $725,154,777
                                                               ============

Net assets consist of:
  Paid-in capital                                              $696,335,362
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies               6,511,972
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                 7,715,554
  Accumulated undistributed net investment income                14,591,889
                                                               ------------
      Total                                                    $725,154,777
                                                               ============
Shares of beneficial interest outstanding                       38,989,052
                                                                ==========
Initial Class shares:
  Net asset value per share
    (net assets of $684,963,768 / 36,820,793 shares of
    beneficial interest outstanding)                              $18.60
                                                                  ======
Service Class shares:

  Net asset value per share
    (net assets of $40,191,009 / 2,168,259 shares of
    beneficial interest outstanding)                              $18.54
                                                                  ======

See notes to financial statements.

Statement of Operations
------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2001
------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Interest                                                     $ 13,858,238
    Dividends                                                       5,031,209
    Foreign taxes withheld                                            (76,505)
                                                                 ------------
      Total investment income                                    $ 18,812,942
                                                                 ------------
  Expenses -
    Management fee                                               $  3,886,066
    Trustees' compensation                                             10,500
    Shareholder servicing agent fee                                   181,350
    Distribution fee (Service Class)                                   37,714
    Administrative fee                                                 50,165
    Custodian fee                                                     220,479
    Printing                                                          144,010
    Auditing fees                                                      44,515
    Legal fees                                                          7,001
    Miscellaneous                                                      92,672
                                                                 ------------
      Total expenses                                             $  4,674,472
    Fees paid indirectly                                              (32,558)
                                                                 ------------
      Net expenses                                               $  4,641,914
                                                                 ------------
        Net investment income                                    $ 14,171,028
                                                                 ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                      $  8,904,076
    Foreign currency transactions                                     (11,932)
                                                                 ------------
      Net realized gain on investments and foreign
         currency transactions                                   $  8,892,144
                                                                 ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                  $(18,117,868)
    Translation of assets and liabilities in foreign
      currencies                                                          335
                                                                 ------------
      Net unrealized loss on investments and foreign
         currency translation                                    $(18,117,533)
                                                                 ------------
        Net realized and unrealized loss on investments
            and foreign currency                                 $ (9,225,389)
                                                                 ------------
          Increase in net assets from operations                 $  4,945,639
                                                                 ============

See notes to financial statements.

FINANCIAL STATEMENTS - continued
Statement of Changes in Net Assets
------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                              2001             2000
------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                     $  14,171,028    $   9,580,928
  Net realized gain on investments and foreign currency
    transactions                                                8,892,144       14,249,603
  Net unrealized gain (loss) on investments and foreign
    currency translation                                      (18,117,533)      20,735,402
                                                            -------------    -------------
    Increase in net assets from operations                  $   4,945,639    $  44,565,933
                                                            -------------    -------------
Distributions declared to shareholders -
  From net investment income (Initial Class)                $  (9,377,714)   $  (6,442,824)
  From net investment income (Service Class)                     (203,796)            --
  From net realized gain on investments and foreign
    currency transactions (Initial Class)                     (13,846,341)      (6,203,873)
  From net realized gain on investments and foreign
    currency transactions (Service Class)                        (302,548)            --
                                                            -------------    -------------
    Total distributions declared to shareholders            $ (23,730,399)   $ (12,646,697)
                                                            -------------    -------------
Net increase in net assets from series share transactions   $ 388,516,168    $  67,376,155
                                                            -------------    -------------
      Total increase in net assets                          $ 369,731,408    $  99,295,391
Net assets:
  At beginning of period                                      355,423,369      256,127,978
                                                            -------------    -------------
  At end of period (including accumulated undistributed
    net investment income of $14,591,889 and $9,593,111,
    respectively)                                           $ 725,154,777    $ 355,423,369
                                                            =============    =============

See notes to financial statements.

Financial Highlights
---------------------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                        -----------------------------------------------------------------------------------
INITIAL CLASS SHARES                          2001              2000              1999              1998               1997
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period       $19.59            $17.75            $18.12            $16.63             $13.71
                                            ------            ------            ------            ------             ------

Income from investment operations# -
  Net investment income(S)                  $ 0.51            $ 0.61            $ 0.53            $ 0.53             $ 0.52
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency                                 (0.46)             2.10              0.05              1.49               2.40
                                            ------            ------            ------            ------             ------
      Total from investment operations      $ 0.05            $ 2.71            $ 0.58            $ 2.02             $ 2.92
                                            ------            ------            ------            ------             ------
Less distributions declared to shareholders -
  From net investment income                $(0.42)           $(0.44)           $(0.33)           $(0.24)            $ --
  From net realized gain on investments
    and foreign currency transactions        (0.62)            (0.43)            (0.62)            (0.29)              --
                                            ------            ------            ------            ------             ------
      Total distributions declared to
        shareholders                        $(1.04)           $(0.87)           $(0.95)           $(0.53)            $ --
                                            ------            ------            ------            ------             ------
Net asset value - end of period             $18.60            $19.59            $17.75            $18.12             $16.63
                                            ======            ======            ======            ======             ======
Total return                                  0.25%            16.02%             3.08%            12.33%             21.30%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                  0.89%             0.90%             0.90%             1.00%              1.00%
  Net investment income(S)(S)                 2.75%             3.40%             2.97%             3.05%              3.25%
Portfolio turnover                              98%               76%              112%              100%                93%
Net assets at end of period
   (000 Omitted)                          $684,964          $351,870          $256,128          $171,182            $75,612

  (S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fees. In consideration, the series pays the investment adviser a reimbursement fee of not greater than 0.25% of average daily net assets for certain of the periods indicated. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:
        Net investment income                  --                --                --             $ 0.54             $ 0.52
        Ratios (to average net assets):
          Expenses##                           --                --                --               0.91%              1.02%
          Net investment income                --                --                --               3.14%              3.23%

     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(S)(S) As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       December 31, 2001, was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.07%. Per share, ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------
                                                                                               PERIOD
                                                                                                ENDED
                                                                  YEAR ENDED                 DECEMBER
SERVICE CLASS SHARES                                       DECEMBER 31, 2001                31, 2000*
-----------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                 $19.56                   $17.07
                                                                      ------                   ------
Income from investment operations# -
  Net investment income                                               $ 0.45                   $ 0.41
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                   (0.44)                    2.08
                                                                      ------                   ------
      Total from investment operations                                $ 0.01                   $ 2.49
                                                                      ------                   ------
Less distributions declared to shareholders -
  From net investment income                                          $(0.41)                  $ --
  From net realized gain on investments and foreign currency
    transactions                                                       (0.62)                    --
                                                                      ------                   ------
      Total distributions declared to shareholders                    $(1.03)                    --
                                                                      ------                   ------
Net asset value - end of period                                       $18.54                   $19.56
                                                                      ======                   ======
Total return                                                            0.02%                   13.92%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                            1.09%                    1.15%+
  Net investment income(S)(S)                                           2.44%                    3.14%+
Portfolio turnover                                                        98%                      76%
Net assets at end of period (000 Omitted)                            $40,191                   $3,553

     * For the period from the inception of the Service Class shares, May 1, 2000, through December 31, 2000.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(S)(S) As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and
       Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001, was to decrease net investment income per share by
       $0.01, increase net realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.07%. Per share, ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Total Return Series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 2001, there were 84 shareholders of the series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the- counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street") as lending agent, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2001, the value of securities loaned was $15,847,819. These loans were collateralized by cash of $16,561,141 which was invested in the following short-term obligation:

                                                                 IDENTIFIED COST
                                                        SHARES         AND VALUE
--------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio        16,561,141       $16,561,141

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the series at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the period, the series' custodian fees were reduced by $28,501 under this arrangement. The series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For the period, the series' custodian fees were reduced by $4,057 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions paid for the years ended December 31, 2001 and December 31, 2000 was as follows:

                                     DECEMBER 31, 2001   DECEMBER 31, 2000
--------------------------------------------------------------------------
Distributions paid from:
    Ordinary income                        $13,821,844         $ 8,546,139
    Long-term capital gain                   9,908,555           4,100,558
                                           -----------         -----------
    Total Distributions Paid               $23,730,399         $12,646,697
                                           ===========         ===========

During the year ended December 31, 2001, accumulated undistributed net investment income increased by $409,260, and accumulated undistributed net realized gain on investments and foreign currency transactions decreased by $409,260 due to differences between book and tax accounting for mortgage- backed securities and currency transactions. This change had no effect on the net assets or net asset value per share.

As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:

            Undistributed ordinary income          $21,002,913
            Undistributed long-term capital gain     5,836,748
            Unrealized gain                          1,979,754

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series' average daily net assets.

The series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series' average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Distributor - The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. A portion of this distribution fee is currently being paid by the series; the remaining 0.05% per annum Service Class distribution fee will become payable on such date as the Trustees of the trust may determine. Fees incurred under the distribution plan during the year ended December 31, 2001 were 0.20% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:
                                                  PURCHASES             SALES
-----------------------------------------------------------------------------
U.S. government securities                     $260,585,945      $547,851,093
                                               ------------      ------------
Investments (non-U.S. government securities)   $176,866,324      $268,086,922
                                               ------------      ------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $724,927,986
                                                                 ------------
Gross unrealized appreciation                                    $ 20,809,378
Gross unrealized depreciation                                     (18,829,861)
                                                                 ------------
    Net unrealized appreciation                                  $  1,979,517
                                                                 ============

(5) Shares of Beneficial Interest
The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares
                                       YEAR ENDED DECEMBER 31, 2001        YEAR ENDED DECEMBER 31, 2000
                                  ---------------------------------   ---------------------------------
                                          SHARES             AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                           21,677,409       $403,832,992        6,048,484       $108,989,018
Shares issued to shareholders in
  reinvestment
  of distributions                     1,242,592         23,224,047          741,742         12,646,695
Shares reacquired                     (4,062,691)       (75,323,936)      (3,258,883)       (57,659,921)
                                      ----------       ------------       ----------       ------------
    Net increase                      18,857,310       $351,733,103        3,531,343       $ 63,975,792
                                      ==========       ============       ==========       ============

Service Class shares
                                       YEAR ENDED DECEMBER 31, 2001     PERIOD ENDED DECEMBER 31, 2000*
                                  ---------------------------------    --------------------------------
                                          SHARES             AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                            2,097,336       $ 38,774,015          182,920       $  3,423,511
Shares issued to shareholders in
  reinvestment
  of distributions                        27,162            506,574             --                 --
Shares reacquired                       (137,910)        (2,497,524)          (1,249)           (23,148)
                                      ----------       ------------       ----------       ------------
    Net increase                       1,986,588       $ 36,783,065          181,671       $  3,400,363
                                      ==========       ============       ==========       ============

*For the period from the inception of Service Class shares, May 1, 2000, through December 31, 2000.

(6) Line of Credit
The series and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the year ended December 31, 2001 was $6,334. The series had no borrowings during the year.

(7) Change in Accounting Principle
As required, effective January 1, 2001 the series adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting market discount on debt securities. Prior to January 1, 2001, the series did not amortize premium nor accrete market discount on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the series, but resulted in a $108,481 reduction in cost of securities and a corresponding $108,481 increase in net unrealized appreciation, based on securities held by the series on January 1, 2001.

The effect of this change for the year ended December 31, 2001, was to decrease net investment income by $358,097, increase net unrealized appreciation by $461,489 and decrease net realized gains by $103,392. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Total Return Series:

We have audited the accompanying statement of assets and liabilities of MFS Total Return Series, (the Series) (one of the series constituting MFS Variable Insurance Trust), including the portfolio of investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Total Return Series as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 6, 2002

FEDERAL TAX INFORMATION (Unaudited)

The series has designated $9,908,555 as a capital gain dividend for the year ended December 31, 2001.

For the year ended December 31, 2001, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 17.07%.

(C)2002 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors Inc., 500 Boylston Street, Boston, MA 02116.
                                                                 VTR-2 2/02 101M